Intangible assets	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
17.
Intangible assets

	Brands and trademarks	Franchise agreements	Software	Retail Licenses	Total
Cost
Balance at December 31, 2021	41,445	10,000	—	—	51,445
Acquisition (note 5(a))	38,950	—	5,400	750	45,100
Additions	55	—	142	—	197
Dispositions	(50)	—	—	—	(50)
Balance at December 31, 2022	80,400	10,000	5,542	750	96,692
Acquisition (note 5(c))	1,500	—	—	—	1,500
Additions	—	—	87	—	87
Dispositions	—	—	(73)	—	(73)
Balance at December 31, 2023	81,900	10,000	5,556	750	98,206

Accumulated amortization and impairment
Balance at December 31, 2021	736	561	—	—	1,297
Amortization	293	1,250	679	—	2,222
Impairment	18,288	—	—	—	18,288
Balance at December 31, 2022	19,317	1,811	679	—	21,807
Amortization	195	1,250	888	—	2,333
Impairment	935	—	—	—	935
Dispositions	—	—	(18)	—	(18)
Balance at December 31, 2023	20,447	3,061	1,549	—	25,057

Net book value
Balance at December 31, 2022	61,083	8,189	4,863	750	74,885
Balance at December 31, 2023	61,453	6,939	4,007	750	73,149

Brands and trademarks are related to intellectual property purchased from Sun 8 Holdings Inc. (“Sun 8”) with a useful life of 15 years, intellectual property acquired through the acquisition of Inner Spirit consisting of proprietary rights to brands and trademarks with an indefinite useful life, and intellectual property acquired through the acquisition of Alcanna and Valens with indefinite useful lives. The brands and trademarks acquired from Inner Spirit, Alcanna and Valens were determined to have an indefinite useful life due to the fact that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows.

Franchise agreements consist of intellectual property acquired through the acquisition of Inner Spirit consisting of franchise relationships with a useful life of 8 years.

Software is comprised of licenses acquired through the acquisition of Alcanna and are amortized using the straight-line method over the life of the licence.

Retail licenses acquired through the acquisition of Alcanna have an indefinite life and are therefore not amortized. The retail licenses do not expire, but rather are subject to an administrative extension process each year indefinitely.

During the year ended December 31, 2023, the Company determined that indicators of impairment existed regarding the Sun 8 intellectual property and the intellectual property and rights pertaining to certain other cannabis strains due to decreasing market demand. The estimated recoverable amount of the intangible assets was determined to be $1.5 million (2022 – $2.5 million) and nil, respectively, and an impairment of $0.8 million (2022 – $1.9 million) and $0.1 million was recorded in the cannabis operations reporting segment.

At September 30, 2022, the Company recorded impairments to intangible assets with indefinite useful lives of $16.4 million due to changes in circumstances since the date of the Inner Spirit acquisition, mainly caused by the continued oversaturation of the cannabis retail market.

At December 31, 2022, the Company tested intangible assets with indefinite useful lives and goodwill for impairment based on changes in circumstances since the date of the Alcanna and Nova acquisition, mainly caused by the continued oversaturation of the cannabis retail market. The Company concluded that there was no further impairments to intangible assets with indefinite useful lives.